UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

WESTERN NEW ENGLAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	001-16767 (Commission File Number)	73-1627673 (I.R.S. Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (413) 568-1911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Western New England Bancorp, Inc. (the “Company) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 30,778,690 shares of common stock eligible to be voted at the Annual Meeting and 27,160,315 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business.

There were four proposals submitted to the Company’s shareholders at the Annual Meeting.  The shareholders elected the nominees listed in Proposal 1, approved Proposals 2 and 4, and voted for “every 1 year” for Proposal 3. Proposals 1, 2, 3 and 4 are detailed in the Company’s Proxy Statement on Form 14A which was filed with the Securities and Exchange Commission on April 5, 2017. The final results of voting on each of the proposals are as follows:

Proposal 1:

Consideration and vote upon a proposal to elect five Directors of the Company for a three-year term expiring in 2020.

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Laura Benoit	21,327,002	462,424	45,247	5,325,642
Donna J. Damon	21,330,798	461,914	41,961	5,325,642
Lisa G. McMahon	21,322,925	465,940	45,808	5,325,642
Steven G. Richter	21,342,034	445,915	46,724	5,325,642
William J. Wagner	20,919,210	876,659	38,804	5,325,642

Consideration and vote upon a proposal to elect two Directors of the Company for a two year term expiring in 2019.

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Gary G. Fitzgerald	21,362,836	424,662	47,175	5,325,642
Paul C. Picknelly	21,360,647	434,700	39,326	5,325,642

Consideration and vote upon a proposal to elect two Directors of the Company for a one year term expiring in 2018.

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
William D. Masse	21,391,388	404,747	38,538	5,325,642
Gregg F. Orlen	21,382,341	414,579	37,753	5,325,642

Proposal 2: Consideration and approval of a non-binding advisory resolution on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
21,157,809	560,581	116,283	5,325,642

Proposal 3: Consideration and approval of a non-binding proposal on the frequency of the advisory vote concerning compensation of the Company’s named executive officers.

Every 1 Year	Every 2 Years	Every 3 Years	Vote Abstain	Broker Non-Votes
16,741,485	350,986	4,457,449	284,753	5,325,642

Proposal 4: Consider and vote upon a proposal for the ratification of the appointment by the Company’s Board of Directors of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
26,424,741	492,532	243,042	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN NEW ENGLAND BANCORP, INC.

By:	/s/ Guida R. Sajdak
Guida R. Sajdak
Chief Financial Officer

Dated: May 18, 2017